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                        UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                     ________________________

                           FORM 8-K

                         CURRENT REPORT
  PURSUANT TO SECTION 13  OR 15(d) OF THE SECURITIES EXCHANGE
                          ACT OF 1934
                     ________________________
Date of Report (Date of earliest event reported) February 5,2008
(February 4, 2008)

               ASIA AUTOMOTIVE ACQUISITION CORPPORATION
       (Exact Name of Each Registrant as Specified in its Charter)


DELAWARE            333-127755          20-3022522

(State or other     (Commission File    (I.R.S. Employer
jurisdiction of     Number)             Identification
Incorporation or                        Number)
organization)


 199 PIERCE STREET, SUITE 202 BIRMINGHAM, MICHIGAN 48009
       (Address of principal executive offices)

                    (248) 593-8330
    (Registrant's telephone number, including area code)

                     ________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 {X} Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 { } Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 { } Pre-commencement communications pursuant to Rule 14d-
     2(b) under the Exchange  Act (17 CFR 240.14d-2(b))

 { } Pre-commencement communications pursuant to Rule 13e-
     4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Announcement of Material Event

Asia Automotive Acquisition Corporation ("AAAC") announced today that he has amended the Equity Acquisition Agreement ("EAA") executed on July 24, 2007 between AAAC and the stockholders of Hunan TX Enterprise Co. Ltd ("Hunan TX") pursuant to which the termination date was extended from February 6, 2008 to February 29, 2008.




Date: February 5, 2008


ASIA AUTOMOTIVE ACQUISITION CORPORATION

By: /s/ William R. Herren
---------------------------------------
William R. Herren
Chairman


By: /s/ Rudy Wilson
---------------------------------------
Rudy Wilson
Chief Executive Officer


Exhibit

99.1 Amended Equity Acquisition Agreement dated February 5, 2008
99.2 Press Release dated February 5, 2008

==================================================================

99.1 Amended Equity Acquisition Agreement dated February 5, 2008

        Amendment to Equity Acquisition Agreement  (No.2)


Whereas, ASIA AUTOMOTIVE ACQUISITION CORPORATION, HUNAN TX ENTERPRISE CO., LTD., and all the Shareholders of HUNAN TX ENTERPRISE CO., LTD. have entered into an Equity Acquisition Agreement as of July 24, 2007. After friendly negotiation, all Parities hereby agree to amend the Equity Acquisition Agreement on February 4, 2008, as follows:

In respect of Section 9.01(b) of the Equity Acquisition Agreement, the date "4:00 pm, New York time, February 6, 2008" should be extended to "4:00 pm, New York time, February 29, 2008".

Except as specifically amended hereby, the provisions of the Equity Acquisition Agreement shall continue in full force and effect and be binding on each Party in accordance with its terms.


                ASIA AUTOMOTIVE ACQUISITION CORPORATION


Authorized Representative:            Authorized Representative:

Title:________________                Title:________________

Name: ________________                Name: ________________

/S/ WILLIAM R. HERREN                 /S/ RUDY WILSON



HUNAN TX ENTERPRISE CO., LTD.
(SEAL)



Legal Representative:

Name: Duanxiang Zhang

/S/ Duanxiang Zhang



SHAREHOLDERS OF
HUNAN TX ENTERPRISE CO., LTD.

Authorized Representative:

Name: Duanxiang Zhang
/s/   Duanxiang Zhang


==================================================================
99.2 Press Release dated February 5, 2008

Asia Automotive Acquisition Corporation ("AAAC") announced today that it has amended the Equity Acquisition Agreement ("EAA") executed on July 24, 2007 between AAAC and the stockholders of Hunan TX Enterprise Co. Ltd ("Hunan TX") pursuant to which the expiration date was extended from February 6, 2008 to February 29,2008.


About the Company


AAAC is a blank check company organized in June 20, 2005 for the purpose of effecting a merger, capital stock exchange, equity acquisition or other similar business combination with one or more operating business within the global automotive component industry that have their primary operating facilities located in China, India or the Association of South Eastern Nations.
AAAC's IPO went effective in April 2007. On July 25, 2007, AAAC announced that it signed an Equity Acquisition Agreement pursuant to pursuant to which Tongxin and AAAC will merge into a newly created British Virgin Islands company, Tongxin International, Ltd.

Tongxin was established under the laws of the PRC on November 27, 1984 as Changsha Meihua Automobile Factory Co., Ltd. On November 2, 2000, Tongxin was converted into a stock holding company. Currently, Tongxin is the largest private Chinese independent supplier of Engineered Vehicle Body Structures solely in the PRC. It is capable of providing exterior body panels for both passenger and commercial vehicles in addition to designing, fabricating and testing stamping dies for processing of body panels. Tongxin also manufactures complete cab structures for commercial vehicles.

Additional information regarding AAAC, Tongxin and Tongxin International is available in the Preliminary Proxy Statement/ Prospectus that AAAC filed with the Securities and Exchange Commission on January 31, 2008. A copy of the filing in its entirety is available at www.sec.gov.

Contacts: Bill Herren/Rudy Wilson: 248-593-8330